UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2005

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Lifestream Technologies, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	0-29058	82-0487965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

570 South Clearwater Loop, Building 1000, Suite D, Post Falls, ID 83854

(Address of principal executive offices) (Zip Code)

208-457-9409

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

The Company entered into a Consulting Agreement with Edward R. Siemens, a director, on June 29, 2005. Mr. Siemens will consult with the Company on matters pertaining to sales, marketing and operations. Under the Consulting Agreement, Mr. Siemens will receive the sum of $7,500.00 Dollars per quarter for his services, which will be payable in Lifestream Common Stock. The Consulting Agreement is for two quarters and will terminate on December 31, 2005.

Item 9.01.

Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.

None.

(b)

Pro Forma Financial Information.

None.

(c)

Exhibits.

99.1

Consulting Agreement between Lifestream Technologies, Inc., and Edward R. Siemens, dated June 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFESTREAM TECHNOLOGIES, INC.

By:	/s/ CHRISTOPHER MAUS
Christopher Maus President and Chief Executive Officer

Date:  July 5, 2005